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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JULY 3, 2003



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)



                       BERMUDA                         1-31339                            98-0371344
              (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)


515 POST OAK BLVD., SUITE 600, HOUSTON, TEXAS                                             77027-3415
      (Address of Principal Executive Offices)                                            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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ITEM 5. OTHER EVENTS

         On July 3, 2003, Weatherford International Ltd. announced by press release that it has closed its previously announced sale of 10,000,000 common shares and called for redemption all of the outstanding Weatherford
International, Inc. 5% Convertible Subordinated Preferred Equivalent Debentures.
The redemption date for the Debentures is August 4, 2003. A copy of the press release announcing the closing and redemption call is filed as Exhibit 99.1 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.

         Not applicable.

     (b) Pro forma financial information

         Not applicable.

     (c) Exhibits

         99.1 Press release dated July 3, 2003 announcing closing of equity sale and call of convertible debentures.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEATHERFORD INTERNATIONAL LTD.



Dated: July 3, 2003                       /s/ Burt M. Martin
                                    --------------------------------
                                            Burt M. Martin
                                        Senior Vice President,
                                     General Counsel and Secretary



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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
   99.1                  Press Release dated July 3, 2003 announcing closing of
                         equity sale and call of convertible debentures